Execution Version

Stock Purchase Agreement

between

Hanover Capital Mortgage Holdings, Inc.

and

RCG PB, Ltd.

August 10, 2007

Stock Purchase Agreement

This Stock Purchase Agreement (“Agreement”) is dated August 10, 2007 by and between Hanover Capital Mortgage Holdings, Inc., a corporation incorporated under the laws of the State of Maryland (the “Company”), and RCG PB, Ltd, a Cayman exempt company (the “Investor”).

Background

On the date hereof, the parties hereto entered into a repurchase agreement regarding mortgage-backed securities of the Company (the “Repurchase Agreement”). In consideration of Investor’s execution and performance of its respective obligations under the Repurchase Agreement and as a material inducement to the Investor entering into the Repurchase Agreement, the Company agrees, pursuant to the terms and conditions herein, to issue to Investor 600,000 shares of common stock, par value $0.01 per share, of the Company (“Common Stock”), and to register such shares for resale under the Securities Act (as defined below).

Terms

Now, Therefore, in consideration of the mutual covenants and promises set forth herein, the parties hereto, intending to be legally bound, agree as follows:

1. Definitions. Unless the context otherwise requires, the following terms shall have the following meanings for purposes of this Agreement:

(a) “Additional Share Listing Application” shall mean any Additional Listing Application or similar document required by the American Stock Exchange relating to the Shares or the transactions contemplated by this Agreement.

(b) “Affiliate” of any specified person means any other person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such specified person. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

(c) “Commission” means the Securities and Exchange Commission.

(d) “Entity” shall mean a corporation, limited liability company, partnership, joint venture, association, trust, or any other entity or organization.

(e) “Equity” shall mean shares of capital stock of the Company and any option, warrant, convertible security/debt or other right to acquire shares of capital stock of the Company.

(f) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute enacted hereafter, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

(g) “Managing Underwriter” means the investment banker or investment bankers and manager or managers that administer an underwritten offering, if any, conducted pursuant to Section 5(f) hereof.

(h) “Material Adverse Effect” shall mean any event or effect which has or reasonably is expected to have, individually or in the aggregate, a material adverse effect on the business, assets, liabilities, properties, affairs, results of operations or condition (financial or otherwise) of the Company.

(i) “NASD” means The National Association of Securities Dealers, Inc.

(j) “Person” and “person” shall include any natural person, Entity or any governmental or regulatory authority whatsoever.

(k) “Prospectus” means the prospectus included in a Shelf Registration Statement, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such prospectus.

(l) “Securities Act” shall mean the Securities Act of 1933, as amended, or any similar federal statute enacted hereafter, and the rules and regulations of the Commission thereunder all as the same shall be in effect from time to time.

(m) “Shares” shall have the meaning given thereto in Section 2.

(n) “Transfer” shall mean to sell, or in any other way directly or indirectly, to transfer, assign, distribute, encumber, pledge, hypothecate or otherwise dispose of, either voluntarily or involuntarily (or a sale, or any other direct or indirect transfer, assignment, distribution, encumbrance or other voluntary or involuntary disposition), as the case may be.

(o) “Transfer Restricted Securities” means each Share of Common Stock issued to Investor pursuant to this Agreement until the earliest of:

(i) the date on which such Share of Common Stock has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement;

(ii) the date on which such Share of Common Stock is transferred in compliance with Rule 144 under the Securities Act or may be sold or transferred by the Investor pursuant to Rule 144 under the Securities Act (or any other similar provision then in force) without any volume or manner of sale restrictions thereunder; or

(iii) the date on which such Share of Common Stock ceases to be outstanding (whether as a result of redemption, repurchase and cancellation, conversion or otherwise).

2. Sale and Purchase of Stock. Pursuant to the terms and conditions set forth herein, and in consideration for entering into, and performing its obligations under, the Repurchase Agreement, and upon the earlier of (i) the approval of the American Stock Exchange of the Additional Share Listing Application relating thereto and (ii) such time as the Common Stock of the Company is no longer listed on the American Stock Exchange, the Company shall sell to the Investor and the Investor shall purchase from the Company Six Hundred Thousand (600,000) shares of the Company’s common stock, par value $.01 per share (collectively, the “Shares”). The Company shall deliver to the Investor one stock certificate, registered in its name, for the Shares purchased pursuant to the instructions and direction of the Investor. The Company hereby agrees to utilize its reasonable best efforts to have the Additional Share Listing Application approved by the American Stock Exchange. The issuance and delivery of the Shares shall be made on the earliest practicable date after the Company has received unconditional approval of the Additional Share Listing Application or upon such delisting; provided, however, if the Additional Share Listing Application has not been approved prior to the thirtieth (30th) day after the date hereof (with an automatic extension of thirty (30) days if the Company is in good faith pursuing an appeal with the American Stock Exchange to approve the Additional Listing Application) or the Company has not otherwise provided the Shares to the Investor, the Company acknowledges that it shall be in default of this Agreement, which such default shall also constitute an Event of Default under the Repurchase Agreement (as defined therein).

3. Representations and Warranties of the Company. The Company hereby represents and warrants to the Investor as follows:

(a) Organization. The Company is a corporation duly incorporated, existing and in good standing under the laws of the State of Maryland and has all requisite corporate power and authority to own and lease its properties, to carry on its business as presently conducted and to carry out the transactions contemplated hereby. The Company is qualified as a foreign corporation in good standing all such jurisdictions, if any, in which the conduct of its business as presently conducted or its present ownership, leasing or operation of property requires such qualification, except where the failure to qualify so would not, individually or in the aggregate, have a Material Adverse Effect. The Company is not currently in breach of any provision of its Articles of Incorporation and By-laws.

(b) Authorization of the Company. The execution, delivery and performance by the Company of this Agreement has been duly authorized by all requisite corporate action by the Company; and this Agreement has been duly executed and delivered by the Company and constitutes its valid and binding obligation, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, moratorium or similar laws affecting the enforcement of creditors’ rights generally. The execution, delivery and performance by the Company of this Agreement, the issuance, sale and delivery of the Shares and the consummation of the transactions contemplated by this Agreement by the Company will not (i) violate any provision of law, statute, rule or regulation, or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body applicable to the Company or its properties or assets, except for such violations which are not reasonably likely to have a Material Adverse Effect, (ii) conflict with or result in any breach (with or without the giving of notice or passage of time) of any of the terms, conditions or provisions of, or constitute a default, or result in the creation of any material lien, security interest, charge or encumbrance upon any of the properties or assets of the Company under any note, indenture, mortgage, lease agreement or other material contract, agreement or instrument to which the Company is a party or by which it or any of its property is bound or affected (except for such conflicts or breaches as to which requisite waivers and consents have been obtained and except for such conflicts or breaches which are not reasonably likely, individually or in the aggregate, to have a Material Adverse Effect), or (iii) conflict with the Articles of Incorporation or By-laws of the Company (in each case as amended to the date hereof). No authorization, approval, consent or order of any court or governmental authority or agency is necessary in connection with the issuance of the Shares hereunder, except as may be required under Blue Sky laws or except for such as have been obtained. The Shares have duly authorized and upon the issuance, sale and delivery of the Shares, the Shares will be validly issued and outstanding, fully paid and nonassessable, not subject to preemptive or any other rights of the stockholders of the Company, or others and free and clear of any and all liens and encumbrances.

(c) Capitalization. The authorized capital stock of the Company immediately prior to the consummation of the purchase of the Shares at the Closing consists of 90,000,000 shares of common stock, of which 8,063,962 shares are validly issued and outstanding and are fully paid and nonassessable, and 10,000,000 shares of preferred stock, none of which are issued or outstanding. In addition, 193,600 shares of Common Stock have been reserved for issuance upon exercise of all options and any other securities convertible into shares of Common Stock and pursuant to any other contractual obligation, and such Shares constitute approximately 7.27% of the total shares of Common Stock of the Company on a fully diluted basis after the issuance of the Shares hereunder. Except as set forth in the SEC Reports, (i) there is no existing option, warrant, call, commitment or other agreement to which the Company is a party requiring, and there are no convertible securities of the Company outstanding which upon conversion would require, the issuance of any additional Equity of the Company, and (ii) there are no agreements to which the Company is a party with any of the holders of Equity of the Company with respect to the registration rights, voting or Transfer of the Equity of the Company, or to the Company’s knowledge, among or between any Person other than the Company, other than as provided herein. Except as set forth in the SEC Reports (as defined below) and as may have been provided to the Investor herein, there are no preemptive or similar rights to purchase or otherwise acquire Equity of the Company pursuant to any provision of law, the Articles of Incorporation or By-laws of the Company, in each case as amended to the date hereof, or any agreement to which the Company is a party or otherwise.

(d) SEC Reports. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(e) Financial Statements. Except as noted therein, the consolidated financial statements (including the related notes thereto) for the year ended December 31, 2006 and the three month period ended March 31, 2007 contained in the SEC Reports present fairly, in all material respects, the consolidated financial condition of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations and changes in their consolidated cash flows for the periods specified; such financial statements have been prepared in conformity with accounting principles generally accepted in the United States applied on a consistent basis.

(f) 1940 Act. The Company is not (A) an “investment company,” or a company “controlled by an investment company,” within the meaning of the Investment Company Act of 1940, as amended, or (B) a “holding company,” or a “subsidiary company of a holding company,” or an “affiliate” of either a “holding company” or a “subsidiary company of a holding company,” as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

(g) REIT. The Company is organized and operates in conformity with the requirements for qualification as a real estate investment trust under the Internal Revenue Code of 1986, as amended (the “Code”), and the Company’s current and proposed method of operation, as described in the SEC Reports, will enable the Company to meet the requirements for taxation as a real estate investment trust under the Code.

(h) Proceedings. Other than as set forth in the SEC Reports, there are no legal or governmental proceedings pending to which the Company or any of its consolidated subsidiaries is a party or to which any property of the Company or any of its consolidated subsidiaries is subject, which could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and, to the knowledge of the Company, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

(i) Offering Exemption. Subject in part to and in reliance in part upon the accuracy of the representations and warranties of the Investor set forth in Section 4 hereof, the offering and sale of the Shares are exempt from registration under the Securities Act; and the aforesaid offering and sale is and will be exempt from registration under applicable state securities and “Blue Sky” laws. The Company has made or will make all requisite filings and has taken or will take all action necessary to be taken to comply with such state securities or blue sky laws.

(j) Registration Rights. Except as set forth in Section 5 below, the Investor has no right to cause the Company to effect the registration under the Securities Act of any shares of common stock or any other securities (including debt securities) of the Company.

4. Representations, Warranties and Covenants of the Investor. The Investor represents and warrants or covenants (as the case may be) to the Company as follows:

(a) The execution, delivery and performance of this Agreement will not violate any provision of law, any order of any court or other agency of government, or any provision of any material indenture, agreement or other instrument to which the Investor or any of its properties or assets is bound.

(b) This Agreement has been duly executed and delivered by the Investor and constitutes the legal, valid and binding obligation of the Investor, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, moratorium or similar laws affecting the enforcement of creditors’ rights generally.

(c) The Investor represents and warrants to the Company that the Investor is acquiring the Shares for its own account, for investment and not with a view to the distribution thereof within the meaning of the Securities Act.

(d) The Investor understands that the Shares are being issued and sold in transactions exempt from the registration or qualification requirements of the Securities Act and applicable state securities laws and have not been registered or qualified under the Securities Act or any state securities laws. The Investor acknowledges that reliance on said exemptions is predicated in part on the accuracy of its Investor’s representations and warranties herein. The Investor acknowledges and agrees that the Shares being acquired by it hereunder, must be held by the Investor purchasing the same indefinitely unless a subsequent disposition thereof is registered or qualified under the Securities Act and applicable state securities laws or is exempt from registration; and that the Company is not required so to register or qualify any such Shares, or to take any action to make such an exemption available except to the extent provided herein.

(e) The Investor further understands that the exemption from registration afforded by Rule 144 (the provisions of which are known to the Investor) promulgated under the Securities Act depends on the satisfaction of various conditions relating to the Investor and the Company and that, if applicable, Rule 144 affords the basis for sales under certain circumstances only in limited amounts.

(f) The Investor is an “accredited investor” (as that term is defined in Rule 501(a) under the Securities Act) and by reason of its business and financial experience, it has such knowledge, sophistication and experience in business and financial matters as to be capable of evaluating the merits and risks of the prospective investment, is able to bear the economic risk of such investment and, at the present time, is able to afford a complete loss of such investment.

(g) The Investor has received and reviewed all of the information that it considers necessary or appropriate for deciding whether to purchase the Shares, including the SEC Reports. The Investor has had an opportunity to ask questions and to receive answers from the Company regarding the terms and conditions of the issuance of the Shares and the business properties and financial condition of the Company.

(h) The Investor acknowledges that investment in the Company is speculative and involves a high degree of risk.

(i) The Investor acknowledges that neither the Commission nor any state securities commission has approved the Shares or confirmed the accuracy or determined the adequacy of the information concerning the Company provided to the Investor.

(j) The Investor is unaware of, is in no way relying on, and did not become aware of the offering of the Shares through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, in connection with the offering and sale of the Shares and did not become aware of the offering of the Shares and is not purchasing the Shares through or as a result of any seminar or meeting to which the Investor was invited by, or any solicitation of a subscription by, a person not previously known to the Investor in connection with investments in securities generally.

(k) The Investor is not relying on the Company or any of its respective employees or agents with respect to the legal, tax, economic and related considerations of an investment in the Shares, and the Investor has relied on the advice of, or has consulted with, only its own attorney, accountant, representative and/or tax advisor.

(l) Any certificates representing the Shares will bear a legend substantially similar to the following:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

5. Registration Rights.

(a) Demand Registration.

(i) The Company shall:

(A) as promptly as practicable (but in no event more than 120 days after the date hereof) (the “Shelf Filing Deadline”), cause to be filed a registration statement pursuant to Rule 415 under the Securities Act or any similar rule that may be adopted by the Commission (the “Shelf Registration Statement”), which Shelf Registration Statement shall provide for the registration and resale, on a continuous or delayed basis, of all of the Transfer Restricted Shares;

(B) use its reasonable best efforts to cause the Shelf Registration Statement to be declared effective under the Securities Act by the Commission as promptly as practicable (but in no event later than 180 days after the date hereof) (the “Effectiveness Target Date”); and

(C) use its reasonable best efforts to keep the Shelf Registration Statement continuously effective, supplemented and amended as required by the Securities Act and by the provisions of Section 5(b)(ii) hereof to the extent necessary to ensure that it conforms with the requirements of this Agreement and the Securities Act and the rules and regulations of the Commission promulgated thereunder as announced from time to time, for a period (the “Effectiveness Period”) from the date the Shelf Registration Statement is declared effective by the Commission until the earlier of:
(x) the date when Investor is able to sell all such Transfer Restricted Securities immediately without restriction pursuant to Rule 144(k) under the Securities Act; or

(y) the date when (i) all of such Transfer Restricted Securities of Investor are registered under the Shelf Registration Statement and disposed of in accordance with the Shelf Registration Statement or pursuant to Rule 144(k) under the Securities Act or any similar rule that may be adopted by the Commission or (ii) the Transfer Restricted Securities cease to be outstanding.

The Company shall be deemed not to have used its reasonable best efforts to keep the Shelf Registration Statement effective during the Effectiveness Period if it voluntarily takes any action that would result in Investor not being able to offer and sell such Transfer Restricted Securities at any time during the Effectiveness Period, unless such action is (x) required by applicable law, and (y) permitted by Section 5(b)(ii)(B) hereof.

(ii) If the Shelf Registration Statement or any Subsequent Shelf Registration Statement (as defined below) ceases to be effective for any reason at any time during the Effectiveness Period (other than because all Transfer Restricted Securities registered thereunder shall have been resold pursuant thereto or shall have otherwise ceased to be Transfer Restricted Securities), the Company shall use its best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof or file an additional Shelf Registration Statement covering all of the securities that as of the date of such filing are Transfer Restricted Securities (a “Subsequent Shelf Registration Statement”). If a Subsequent Shelf Registration Statement is filed, the Company shall use its best efforts to cause the Subsequent Shelf Registration Statement to become effective as promptly as is practicable after such filing and to keep such Shelf Registration Statement (or Subsequent Shelf Registration Statement) continuously effective until the end of the Effectiveness Period.

(iii) The Company shall supplement and amend the Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement, if required by the Securities Act.

(iv) The Company shall cause the Shelf Registration Statement and the related Prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement or such amendment or supplement, (i) to comply in all material respects with the applicable requirements of the Securities Act, and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading.

(v) Investor agrees it will only sell Transfer Restricted Securities pursuant to a Shelf Registration Statement or pursuant to an exemption from registration under the Securities Act.

(b) Registration Procedures.

(i) In connection with the Shelf Registration Statement, the Company shall comply with all the provisions of Section 5(b)(ii) hereof and shall use its reasonable best efforts to effect such registration to permit the sale of the Transfer Restricted Securities, and pursuant thereto, shall as promptly as practicable prepare and file with the Commission a Shelf Registration Statement relating to the registration on any appropriate form under the Securities Act.

(ii) In connection with the Shelf Registration Statement and any Prospectus required by this Agreement to permit the sale or resale of Transfer Restricted Securities, the Company shall:

(A) subject to any notice by the Company in accordance with this Section 5(b)(ii) of the existence of any fact or event of the kind described in Section 5(b)(ii)(D)(4), use its reasonable best efforts to keep the Shelf Registration Statement continuously effective during the Effectiveness Period; upon the occurrence of any event that would cause the Shelf Registration Statement or the Prospectus contained therein (i) to contain a material misstatement or omission, or (ii) not to be effective and usable for resale of Transfer Restricted Securities during the Effectiveness Period, the Company shall file promptly an appropriate amendment to the Shelf Registration Statement, a supplement to the Prospectus or a report filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, in the case of clause (i), correcting any such misstatement or omission, and, in the case of either clause (i) or (ii), if such amendment does not become automatically effective upon filing with the Commission, use its reasonable best efforts to cause such amendment to be declared effective and the Shelf Registration Statement and the related Prospectus to become usable for their intended purposes as soon as practicable thereafter;

(B) notwithstanding Section 5(b)(ii)(A) hereof, the Company may suspend the effectiveness of the Shelf Registration Statement not more than two (2) times in any twelve (12) month period and in each case for as short a period as possible (but in no event shall any such period exceed 60 days) (each such period, a “Suspension Period”):

(1) if an event occurs and is continuing as a result of which the Shelf Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein would, in the Company’s judgment, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and

(2) if the Company determines in good faith that the disclosure of a material event at such time would be seriously detrimental to the Company and its subsidiaries and the Company delivers a certificate to the Investor signed by the Chief Executive Officer of the Company stating that the Company’s board of directors in its good faith judgment has determined that effecting the sale at such time would require the Company to make public disclosure of information the public disclosure of which would have a material adverse effect upon the Company.

Upon the occurrence of any event described in clauses (1) and (2) of this Section 5(b)(ii)(B), the Company shall give notice to Investor that the availability of the Shelf Registration Statement is suspended and, upon actual receipt of any such notice, Investor agrees not to sell any Transfer Restricted Securities pursuant to the Shelf Registration Statement until Investor’s receipt of copies of the supplemented or amended Prospectus provided for in Section 5(b)(ii) hereof. The Company shall not be required to specify in the written notice to Investor the nature of the event giving rise to the Suspension Period;

(C) prepare and file with the Commission such amendments and post-effective amendments to the Shelf Registration Statement as may be necessary to keep the Shelf Registration Statement effective during the Effectiveness Period; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply fully with the applicable provisions of Rules 424 under the Securities Act in a timely manner; and comply with the provisions of the Securities Act with respect to the disposition of all Transfer Restricted Securities covered by the Shelf Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in the Shelf Registration Statement or supplement to the Prospectus;

(D) promptly advise Investor (which notice pursuant to clauses (1) through (4) below shall be accompanied by an instruction to suspend the use of the Prospectus until the Company shall have remedied the basis for such suspension):

(1) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Shelf Registration Statement or any post-effective amendment thereto, when the same has become effective,

(2) of any request by the Commission for amendments to the Shelf Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto,

(3) of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the threatening or initiation of any proceeding for any of the preceding purposes, or

(4) of the happening of any event or the failure of any event to occur or the discovery of any facts, during the Effectiveness Period, which makes any statement made in a Shelf Registration Statement, the related Prospectus, any amendment or supplement thereto or any document incorporated by reference therein untrue in any material respect or which causes such document(s) to omit to state a material fact necessary in order to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading;

(E) if at any time the Commission shall issue any stop order suspending the effectiveness of the Shelf Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, use its reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time and shall provide to Investor prompt notice of the withdrawal of any such order;

(F) make available at reasonable times for inspection by Investor, and any attorney or accountant retained by Investor, all financial and other records, pertinent corporate documents and properties of the Company as shall be reasonably necessary to enable them to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act, and cause the Company’s officers, directors, managers and employees to supply all information reasonably requested by any such representative or representatives of Investor or such attorney or accountant in connection therewith; provided that, subject to Section 5(b)(ii)(A), (x) appropriate safeguards are in place to protect the confidentiality of such information, and (y) in no event shall the Company be required to disclose any proprietary information to any competitor or agent thereof;

(G) if requested by Investor, promptly incorporate into the Shelf Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as Investor may reasonably request to have included therein, including, without limitation, information relating to the “Plan of Distribution” of the Transfer Restricted Securities;

(H) deliver to Investor, without charge, as many copies of the Prospectus (including each preliminary Prospectus) and any amendment or supplement thereto as it reasonably may request; subject to any notice by the Company in accordance with this Section 5(b)(ii) of the existence of any fact or event of the kind described in Section 5(b)(iv)(D)(4), the Company hereby consents to the use of the Prospectus and any amendment or supplement thereto by Investor in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto;

(I) before any public offering of Transfer Restricted Securities, cooperate with Investor and its counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or Blue Sky laws of such jurisdictions in the United States as Investor may reasonably request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the Shelf Registration Statement; provided, however, that the Company shall not be required (i) to register or qualify as a foreign corporation or a dealer of securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 5(b)(ii)(I) or to take any action that would subject it to the service of process in any jurisdiction where it would not otherwise be subject to such service of process, or (ii) to subject itself to general or unlimited service of process or to taxation in any such jurisdiction if it is not then so subject;

(J) unless any Transfer Restricted Securities shall be in book-entry form only, cooperate with Investor to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends (unless required by applicable securities laws); and enable such Transfer Restricted Securities to be in such denominations and registered in such names as Investor may request at least two business days before any sale of Transfer Restricted Securities;

(K) use its reasonable best efforts to cause the Transfer Restricted Securities covered by the Shelf Registration Statement to be registered with or approved by such other U.S. governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Transfer Restricted Securities;

(L) subject to Section 5(b)(ii)(B) hereof, if any fact or event contemplated by Section 5(b)(ii)(D)(1) through (4) hereof shall exist or have occurred, use its reasonable best efforts to prepare a supplement or post-effective amendment to the Shelf Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are made, not misleading;

(M) cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter that is required to be undertaken in accordance with the rules and regulations of the NASD;

(N) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission and all reporting requirements under the rules and regulations of the Exchange Act;

(O) make generally available to its security holders an earning statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 of the Securities Act as soon as practicable after the effective date of the Shelf Registration Statement and in any event no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company’s first fiscal quarter commencing after the effective date of the Shelf Registration Statement;

(P) cause all Shares covered by the Shelf Registration Statement to be listed or quoted, as the case may be, on each securities exchange or automated quotation system on which Common Stock is then listed or quoted;

(Q) provide to Investor upon written request each document filed with the Commission pursuant to the requirements of Section 13 and Section 15 of the Exchange Act after the effective date of the Shelf Registration Statement, unless such document is available through the Commission’s EDGAR system;

(R) in connection with any underwritten offering conducted pursuant to Section 5(f) hereof, make such representations and warranties to Investor and the underwriters, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings and covering matters including, but not limited to, those set forth in this Agreement;
(S) in connection with any underwritten offering conducted pursuant to Section 5(f) hereof, obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters) addressed to Investor and the underwriters, if any, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by Investor and underwriters;

(T) in connection with any underwritten offering conducted pursuant to Section 5(f), hereof, obtain “comfort” letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Shelf Registration Statement), addressed to Investor and the underwriters, in customary form and covering matters of the type customarily covered in “comfort” letters in connection with primary underwritten offerings;

(U) in connection with any underwritten offering conducted pursuant to Section 5(f) hereof, deliver such documents and certificates as may be reasonably requested by Investor and the Managing Underwriters, including those to evidence compliance with Section 5(b)(ii)(B) and 5(b)(ii)(L) hereof and with any customary conditions contained in this Agreement or other agreement entered into by the Company;

(V) in connection with underwritten offering conducted pursuant to Section 5(f) hereof, the Company shall, if requested, promptly include or incorporate in a Prospectus supplement or post-effective amendment to the Shelf Registration Statement such information as the Managing Underwriters reasonably agree should be included therein and to which the Company does not reasonably object and shall make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after it is notified of the matters to be included or incorporated in such Prospectus supplement or post-effective amendment;

(W) use its reasonable best efforts to take all other steps necessary to effect the registration of the Shares covered by the Shelf Registration Statement;

(X) enter into customary agreements (including, if requested, an underwriting agreement in customary form) and take all other appropriate actions in order to expedite or facilitate the registration or the disposition of the Shares, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures no less favorable than those set forth in Section 6 hereof; and

(Y) The actions set forth in clauses (U), (V), (W) and (X) of this Section 5(b)(ii) shall be performed at (i) the effectiveness of the Shelf Registration Statement and each post-effective amendment thereto, and (ii) each closing under any underwriting or similar agreement as and to the extent required thereunder.

(iii) Investor agrees that, upon receipt of any notice (a “Suspension Notice”) from the Company under Section 5(b)(ii)(B) or the existence of any fact of the kind described in Section 5(b)(ii)(D)(4) hereof, it will forthwith discontinue disposition of Transfer Restricted Securities pursuant to the Shelf Registration Statement until:

(A) it has received copies of the supplemented or amended Prospectus contemplated by Section 5(b)(ii)(L) hereof; or

(B) the end of the Suspension Period provided under Section 5(b)(ii)(B) or, if earlier, when it is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus; provided, however, that any such document filed and publicly available through the Commission’s EDGAR system shall be deemed to have been received by it.

If so directed by the Company, each Holder will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of such notice of suspension.

(iv) Notwithstanding anything herein to the contrary, Investor agrees that it shall not be entitled to sell any of its Transfer Restricted Securities pursuant to a Shelf Registration Statement, or to receive a Prospectus relating thereto, unless Investor has furnished the Company with such information regarding Investor and the distribution of such Transfer Restricted Securities as the Company may from time to time reasonably require for inclusion in such Shelf Registration Statement. Investor agrees promptly to furnish to the Company all information required to be disclosed in order to make the information previously furnished to the Company by Investor not misleading and any other information regarding Investor and the distribution of such Transfer Restricted Securities as the Company may from time to time reasonably request in writing. Any sale of any Transfer Restricted Securities by Investor shall constitute a representation and warranty by Investor that the information relating to Investor and its plan of distribution is as set forth in the Prospectus delivered by Investor in connection with such disposition, that such Prospectus does not as of the time of such sale contain any untrue statement of a material fact relating to or provided by Investor or its plan of distribution and that such Prospectus does not as of the time of such sale omit to state any material fact relating to or provided by Investor or its plan of distribution necessary to make the statements in such Prospectus, in the light of the circumstances under which they were made not misleading.

(c) Registration Expenses. All expenses incident to the Company’s performance of or compliance with this Section 5 shall be borne by the Company regardless of whether a Shelf Registration Statement becomes effective, including, without limitation:

(1) all registration and filing fees and expenses (including filings made with the NASD);

(2) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws;

(3) all expenses of printing (including printing of Prospectuses) and the Company’s expenses for messenger and delivery services and telephone;

(4) all fees and disbursements of counsel to the Company;

(5) all application and filing fees in connection with listing (or authorizing for quotation) the Common Stock on a national securities exchange or automated quotation system pursuant to the requirements hereof; and

(6) all fees and disbursements of independent certified public accountants of the Company.

The Company shall bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal, accounting or other duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company. The Company shall pay all expenses customarily borne by issuers in an underwritten offering to the extent set forth in Section 5(f) hereof.

(d) Indemnification and Contribution.

(i) The Company agrees to indemnify and hold harmless Investor and its directors, officers, and employees, Affiliates and agents and each Person, if any, who controls Investor within the meaning of the Securities Act or the Exchange Act (each, an “Indemnified Person”), against any loss, claim, damage, liability or expense, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to resales of the Transfer Restricted Securities), to which such Indemnified Person may become subject, insofar as any such loss, claim, damage, liability or action arises out of, or is based upon:

(A) any untrue statement or alleged untrue statement of a material fact contained in (i) the Shelf Registration Statement at the time that it becomes or is declared effective or in any amendment thereof, in any Prospectus, or in any amendment or supplement thereto or any issuer free writing prospectus in respect thereof, or (ii) any Blue Sky application or other document or any amendment or supplement thereto prepared or executed by the Company (or based upon written information furnished by or on behalf of the Company expressly for use in such Blue Sky application or other document or amendment or supplement) filed in any jurisdiction specifically for the purpose of qualifying any or all of the Transfer Restricted Securities under the securities law of any state or other jurisdiction (such application or document being hereinafter called a “Blue Sky Application”); or

(B) the omission or alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each Indemnified Person promptly upon demand for any legal or other expenses reasonably incurred by such Indemnified Person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by or on behalf of Investor (or its related Indemnified Person) specifically for use therein. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have.

The Company also agrees to indemnify as provided in this Section 5(d)(i) or contribute as provided in Section 5(d)(v) hereof to Losses (as defined below) of each underwriter, if any, of Shares registered under a Shelf Registration Statement, their directors, officers, employees, Affiliates or agents and each Person who controls such underwriter on substantially the same basis as that of the indemnification of Investor provided in this Section 5(d)(i) and shall, if requested by Investor, enter into an underwriting agreement reflecting such agreement, as provided in Section 5(b)(ii)(Z) hereof.

(ii) Investor agrees to indemnify and hold harmless the Company, its directors, officers, employees and agents and each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act to the same extent as the foregoing indemnity from the Company to Investor, but only with reference to written information relating to Investor furnished to the Company by or on behalf of Investor specifically for inclusion in the documents referred to in the foregoing indemnity; provided, however, that Investor shall not be liable for any indemnity claims hereunder in excess of the amount of net proceeds received by Investor from the sale of Transfer Restricted Securities pursuant to such document(s). This indemnity agreement set forth in this Section shall be in addition to any liabilities which any such Holder may otherwise have.

(iii) Promptly after receipt by an indemnified party under this Section 6 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 5(d), notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party (x) shall not relieve it from any liability which it may have under paragraphs (i) or (ii) of this Section unless and to the extent it did not otherwise learn of such action and has been materially prejudiced (through the forfeiture of substantive rights and defenses) by such failure and (y) shall not, in any event, relieve it from any liability which it may have to an indemnified party otherwise than under paragraphs (i) or (ii) of this Section 5(d). If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 5(d) for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation.

(iv) The indemnifying party under this Section 5(d) shall not be liable for any settlement of any proceeding effected without its written consent, which shall not be withheld unreasonably, but if settled with such consent or if there is a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 5(d)(iii) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (A) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request, (B) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into, and (C) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. Notwithstanding the immediately preceding sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, an indemnifying party shall not be liable for any settlement effected without its consent if such indemnifying party (W) reimburses such indemnified party in accordance with such request to the extent it considers such request to be reasonable and (X) provides written notice to the indemnified party substantiating the unpaid balance as unreasonable, in each case prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent (Y) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and (Z) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.
(v) If the indemnification provided for in this Section 5(d) shall for any reason be unavailable or insufficient to hold harmless an indemnified party under Section 5(d)(i) or 5(d)(ii) in respect of any loss, claim, damage or liability (or action in respect thereof) referred to therein, each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the aggregate amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability (including legal or other expenses reasonably incurred in connection with investigating or defending any loss, claim, liability, damage or action) (collectively “Losses”) (or action in respect thereof):

(A) in such proportion as is appropriate to reflect the relative benefits received by the Company from the offering and sale of the Transfer Restricted Securities on the one hand and Investor with respect to the sale by Investor of the Transfer Restricted Securities on the other, or

(B) if the allocation provided by Section 5(d)(v)(A) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in Section 5(d)(v)(A) but also the relative fault of the Company on the one hand and Investor on the other in connection with the statements or omissions or alleged statements or alleged omissions that resulted in such loss, claim, damage or liability (or action in respect thereof), as well as any other relevant equitable considerations.

The relative benefits received by the Company on the one hand and Investor on the other with respect to such offering and such sale shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by the Company, on the one hand, bear to the total proceeds received by Investor with respect to its sale of Transfer Restricted Securities on the other. The relative fault of the parties shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or Investor on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and Investor agree that it would not be just and equitable if the amount of contribution pursuant to this Section 5(d)(v) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this paragraph (v).

The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 5(d) shall be deemed to include, for purposes of this Section 5(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending or preparing to defend any such action or claim.

No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(vi) The provisions of this Section 5(d) shall remain in full force and effect, regardless of any investigation made by or on behalf of Investor or the Company or any of the officers, directors or controlling Persons referred to in Section 5(d) hereof, and will survive the sale by Investor of Transfer Restricted Securities.

(e) Rule 144. The Company agrees that, for so long as any Transfer Restricted Securities remain outstanding and during any period in which the Company is subject to Section 13 or 15 (d) of the Exchange Act, to make all filings required thereby in a timely manner in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144.

(f) Underwritten Registrations.

(i) Investor may sell Transfer Restricted Securities (in whole or in part) in an underwritten offering; provided, that the Company shall not be obligated to participate in more than one underwritten offering during the Effectiveness Period. If any of the Transfer Restricted Securities covered by the Shelf Registration Statement are to be sold in an underwritten offering, the Managing Underwriters shall be selected by Investor.

(ii) Investor may not participate in any underwritten offering pursuant to the Shelf Registration Statement unless Investor (i) agrees to sell its Transfer Restricted Shares on the basis reasonably provided in any underwriting arrangements approved by the Company; (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements; and (iii) provides such information required under Section 4(b)(iv) within a reasonable amount of time before such underwritten offering.

(iii) Investor shall be responsible for any underwriting discounts and commissions and fees and, subject to Section 5(c) hereof, expenses of its own counsel. The Company shall pay all expenses customarily borne by issuers in an underwritten offering, including but not limited to filing fees, the fees and disbursements of its counsel and independent public accountants and any printing expenses incurred in connection with such underwritten offering.

(g) Additional Holders; Assignment of Registration Rights. For purposes of this Section 5, the term “Investor” shall mean the Investor and any holder of Transfer Restricted Shares that received Shares in a Transfer permitted hereunder (each a “Permitted Holder”), and to the extent that an affirmative action is to be taken by the “Investor” in this Section 5, such action shall be taken by the Investor and the Permitted Holders holding a majority of the Transfer Restricted Shares collectively held by the Investor and all such Permitted Holders. The rights set forth in this Section 5 may only be assigned by the Investor or a Permitted Holder to a third party in connection with, and as part of, the Transfer of at least 100,000 Transfer Restricted Shares.

6. Survival of Representations, Warranties and Agreements; Fees and Expenses.

(a) All representations and warranties contained herein shall survive the Closing until the end of the applicable statute of limitations period; provided, however, that notwithstanding the foregoing, the representations of the Company set forth in Section 3(d) above shall survive only until the first anniversary of the date hereof. Any claim relating to the representations and warranties contained herein that has been made prior to the applicable survival date shall survive until such claim is resolved finally. All covenants contained herein shall survive indefinitely until, by their respective terms, they are no longer operative.

(b) The parties hereby agree to bear each of their own costs and expenses, including accounting fees, counsel fees and costs and filing fees, incurred by each party in connection with the development, preparation and execution of this Agreement and all other documents and instruments relating thereto.

7. Remedies. In case any one or more of the covenants and/or agreements set forth in this Agreement shall have been breached by the parties, the non-breaching party may proceed to protect and enforce its rights either by suit in equity and/or by action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance or injunctive relief with respect to any such covenant or agreement contained in this Agreement if applicable.

8. Notices. All notices or requests provided for or permitted to be given pursuant to this Agreement must be in writing and may be given or served by (i) depositing the same in the United States mail, addressed to the party to be notified, postage paid, and registered or certified with return receipt requested, (ii) delivering such notice in person to such party, (iii) delivering such notice by courier service, or (iv) delivering such notice by PDF or facsimile transmission. Notices so deposited in the mail shall be deemed to have been given or served on the date on which the party actually received or refused such written notice or request, as shown by the date or postmark of any return receipt indicating the date of delivery or attempted delivery to such receiving party. Notices so delivered in person, by courier or by PDF or facsimile transmission shall be deemed to have been given or served on the date on which the party actually received or refused such written notice or request, as shown by the date of any written receipt or facsimile confirmation indicating the date of delivery or attempted delivery to such receiving party. The addresses and facsimile numbers of the parties hereto for all purposes of this Agreement are:

Company   -                                  Hanover Capital Mortgage Holdings, Inc.
200 Metroplex Drive, Suite 100
Edison, NJ 08817
Attention: Suzette Berrios, General Counsel
Facsimile: (732) 548-0286
with a copy to:

Pepper Hamilton LLP
3000 Two Logan Square
Eighteenth and Arch Streets
Philadelphia, PA 19103-2799
Attention: Brian M. Katz, Esq.
Facsimile: (215) 981-4750

Investor   -                                    RCG PB, Ltd.
c/o Ramius Capital Group, LLC
666 Third Avenue, 26th Floor
New York, New York 10017
Attention: Owen S. Littman
Facsimile: (212) 845-7995

with a copy to

Mayer, Brown, Rowe & Maw LLP
71 South Wacker Drive
Chicago, IL 60606
Attention: Edward J. Schneidman
Facsimile: (312) 701-7348

By giving the other parties at least five (5) days written notice thereof, any party hereto shall have the right from time to time and at any time during the term of this Agreement to change its respective address or facsimile number and each party shall have the right to specify as its address any other address within the United States of America or as its facsimile number any other facsimile number within the United States of America.

9. Binding Agreement; Assignment. This Agreement and each provision herein shall be binding upon and applicable to, and shall inure to the benefit of the parties, their permitted assigns and legal representatives. Except as set forth in Section 5(g) hereof with respect to the assignment of rights under Section 5 (which such assignment shall not require the consent, written or otherwise, of the Company), this Agreement and the rights and obligations herein may not be assigned by any party hereto (or its permitted assigns) without the written consent of the other party hereto.

10. Consents, Waivers and Amendments. No consent or waiver, express or implied, by any party hereto of the breach, default or violation by any other party hereto of its obligations hereunder shall be deemed or construed to be a consent or waiver to or of any other breach, default or violation of the same or any other obligations of such party hereunder. Failure on the part of any party hereto to complain of any act of any of the other parties or to declare any of the other parties hereto in default, irrespective or how long such failure continues, shall not constitute a waiver by such party of its rights hereunder. No amendment to this Agreement shall be valid or binding upon the parties hereto unless the parties consent in writing to such amendment.

11. Applicable Law. This Agreement and all questions relating to its validity, interpretation and performance shall be governed by and construed in accordance with the laws of the State of New York.

12. Entire Agreement. This Agreement and the Repurchase Agreement supersede any prior or contemporaneous understanding or agreement between parties with regard to the subject matter hereof and thereof. There are no arrangements, understandings or agreements, oral or written, among the parties hereto relating to the subject matter of this Agreement or the Repurchase Agreement, except those fully expressed herein or therein or in documents executed contemporaneously herewith or therewith.

13. Captions. The captions used in this Agreement are for convenience only and shall not be construed in interpreting this Agreement. Whenever the context so required, the neuter shall include the feminine and masculine, and the singular shall include the plural, and conversely.

14. Headings. All section headings herein have been inserted for convenience of reference only and shall in no way modify or restrict any of the terms or provisions hereof.

15. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original for all purposes, but all of which taken together shall constitute only one agreement. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.

[Signature Page Follows]

The parties hereto have executed this Stock Purchase Agreement as of the day and year first above written.

Company:

HANOVER CAPITAL MORTGAGE HOLDINGS, INC.

By:	/s/ John A. Burchett
Name: John A. Burchett
Title: Chairman, President and Chief Executive Officer

Investor:

RCG PB, LTD

By:	/s/ Jeffrey M. Solomon
Name: Jeffrey M. Solomon
Title: Authorized Signatory